NORTHERN FUNDS

Global Sustainability Index Fund

Summary Prospectus | July 31, 2010	Ticker: NSRIX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2010, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the FTSE KLD Global Sustainability Index (the “FTSE KLD GSIN Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.35%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.66%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.41%
Total Annual Fund Operating Expenses		1.01%
Expense Reimbursement(1)		(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.65%

(1)

Northern Trust Investments, N.A. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$286	$523	$1,204

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the FTSE KLD GSIN Index, in weightings that approximate the relative composition of the securities contained in the FTSE KLD GSIN Index.

The FTSE KLD GSIN Index is a free float-adjusted, market capitalization-weighted index comprised of large-and mid-cap developed market companies in North America, Europe and Asia. The Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance factors. As of June 30, 2010, the FTSE KLD GSIN Index consisted of issuers from the following 23 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of June 30, 2010, the

NF SUM GLS (7/10)	SUMMARY PROSPECTUS	1	GLOBAL SUSTAINABILITY INDEX FUND

market capitalization of the companies in the FTSE KLD GSIN Index was between $173 and $195 billion. It is anticipated that this index will be renamed the MSCI World ESG Index on September 1, 2010.

The FTSE KLD GSIN Index includes the highest-ranked companies in each regional sector based on environmental, social and governance screening and research criteria applied by the index provider. Rankings are based on qualitative and quantitative analysis. The FTSE KLD GSIN Index has no automatic industry exclusions.

For companies involved in alcohol, gambling, firearms, nuclear power, tobacco and weapons manufacturing, the index provider conducts case-by-case evaluations to determine FTSE KLD GSIN Index inclusion/exclusion eligibility. The index provider analyzes companies involved in alcohol and gambling to determine how and to what extent their commercial activities contribute to social problems caused by gambling and alcohol abuse. The index provider analyzes companies involved in nuclear power generation to determine how and to what extent their commercial activities promulgate risks associated with nuclear power production, plant safety, security and waste disposal. The index provider evaluates tobacco manufacturers in the context of the social problems associated with tobacco including addiction, second-hand smoke and the negative external costs tied to tobacco-related illness. It weighs heavily the large negative impact on society of tobacco products when evaluating a tobacco manufacturer’s overall sustainability performance. The index provider evaluates military weapons contractors and firearms companies in terms of the types of weapons they produce or for which they supply components. The index provider also considers their role in the global arms trade, contribution to global weapons proliferation and lobbying and contracting practices.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the FTSE KLD GSIN Index using computer programs and statistical procedures. The investment management team will buy and sell securities in response to changes in the FTSE KLD GSIN Index. The Fund will have fees and transaction expenses while the FTSE KLD GSIN Index has none. Therefore, the Fund’s returns may be below those of the FTSE KLD GSIN Index.

The proportions of the Fund’s assets allocated to each country will approximate and vary with the relative country weights and countries included in the FTSE KLD GSIN Index. As of June 30, 2010, the FTSE KLD GSIN Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: North America, Asia and Europe. As of the same date, approximately 43.3% of the market capitalization of the FTSE KLD GSIN Index consisted of issuers located in the United States.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the FTSE KLD GSIN Index within a 0.95 correlation coefficient.

FTSE International Limited, The London Stock Exchange Plc, The Financial Times Limited, KLD Research & Analytics, Inc., their affiliates, their information providers or any other third party involved in, or related to, compiling, computing or creating do not endorse any of the securities in the FTSE KLD GSIN Index and these entities bear no liability with respect to any such financial products or any index on which such financial products are based. These entities are not sponsors of the Global Sustainability Index Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship these entities have with Northern Trust and any related financial products.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SOCIALLY RESPONSIBLE INVESTMENT RISK is the risk that the socially responsible investment policies of the FTSE KLD GSIN Index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

GLOBAL SUSTAINABILITY INDEX FUND	2	SUMMARY PROSPECTUS

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is (10.37)%. For the period shown in the bar chart above, the highest quarterly return was 21.53% in the second quarter of 2009, and the lowest quarterly return was (13.00)% in the first quarter of 2009.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year	Since Inception
Global Sustainability Index Fund	3/05/08
Return before taxes		30.13%	(8.37)%
Return after taxes on distributions		29.81%	(8.68)%
Return after taxes on distributions and sale of Fund shares		19.89%	(7.20)%
FTSE KLD Global Sustainability Index (reflects no deduction for fees, expenses, or taxes)		32.58%	(6.96)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Global Sustainability Index Fund. Shaun Murphy, Senior Vice President of Northern Trust, and Thomas E. O’Brien, Vice President of Northern Trust, have been managers since March 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

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By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

SUMMARY PROSPECTUS	3	GLOBAL SUSTAINABILITY INDEX FUND

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By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GLOBAL SUSTAINABILITY INDEX FUND	4	SUMMARY PROSPECTUS